UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 19, 2017

Date of Report

(Date of earliest event reported)

Bear State Financial, Inc.

(Exact name of registrant as specified in its charter)

Arkansas	0-28312	71-0785261
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

900 South Shackleford Rd., Suite 401 Little Rock, Arkansas	72211
(Address of principal executive offices)	(Zip Code)

(501) 975-6033

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 8.01	Other Events.

On April 19, 2017, Bear State Financial, Inc. issued a press release announcing that its Board of Directors authorized a $0.03 cash dividend per share to shareholders of record at the close of business on May 1, 2017 and payable on May 15, 2017. A copy of the press release is attached as Exhibit 99.1 hereto, and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)          The following exhibits are included with this Current Report:

Exhibit No.	Description

99.1	Press Release, dated April 19, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAR STATE FINANCIAL, INC.

Date: April 19, 2017	By:	/s/ Sherri R. Billings
	Name:	Sherri R. Billings
	Title:	Senior Executive Vice President Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated April 19, 2017